SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:
/X/    Preliminary Information Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
/ /    Definitive Information Statement

                     JEREMY'S MICROBATCH ICE CREAMS, INC.
               ------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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              determined):
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                     JEREMY'S MICROBATCH ICE CREAMS, INC.
                          2000 HAMILTON STREET, #520
                     PHILADELPHIA, PENNSYLVANIA 19130-3883

                          ---------------------------

                INFORMATION STATEMENT TO STOCKHOLDERS PURSUANT
                    TO THE SECURITIES EXCHANGE ACT OF 1934
                          ---------------------------

             NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS
                IS REQUIRED IN CONNECTION WITH THIS INFORMATION
                   STATEMENT. NO PROXIES ARE BEING SOLICITED
                     AND YOU ARE REQUESTED NOT TO SEND THE
                               COMPANY A PROXY.

                          ---------------------------


To Our Stockholders:

       This Information Statement is being mailed on or about March 24, 2003 (the "Mailing Date"), to the holders of record of shares of common stock, par value $0.01 per share (the "Common Stock"), of Jeremy's Microbatch Ice Creams, Inc., a Delaware corporation (the "Company"), in order to comply with the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Regulation 14C under the Exchange Act. The purpose of this Information Statement is to inform all stockholders of the approval of the amendment of the Company's Certificate of Incorporation to increase the number of shares of authorized common stock from 5,000,000 shares, par value $0.01 per share, to 500,000,000 shares and preferred stock from 500,000 shares, par value $0.01 per share, to 10,000,000 shares;

   YOU ARE URGED TO READ THIS INFORMATION STATEMENT CAREFULLY. YOU ARE NOT,
                     HOWEVER, REQUIRED TO TAKE ANY ACTION.

       We are not seeking consent, authorization or proxies from you since the Company has obtained the written consent of stockholders holding a sufficient number of shares of the Company's Common Stock. The number of shares of the Company's Common Stock issued and outstanding as of March 10, 2003, was 3,200,000 shares; the number of shares that voted to approve the aforementioned amendment to the Company's Certificate of Incorporation was 1,759,882, representing approximately 55% of the total issued and outstanding shares of the Company's Common Stock. Therefore, no meeting of stockholders will be held. Management is not soliciting proxies in connection with this Information Statement and stockholders are requested not to send proxies to the Company. The Company shall file the amendment to the Company's Certificate of Incorporation (the "Amended Certificate") with the Delaware Secretary of State twenty (20) days after the Mailing Date, which the Company anticipates will be on or about April 14, 2003.

YOUR ATTENTION IS DIRECTED TO THE ENCLOSED INFORMATION STATEMENT.

By Order of the Board of Directors,


/s/ William Tay
-----------------------------------
William Tay, President
Philadelphia, Pennsylvania
March 24, 2003

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                     JEREMY'S MICROBATCH ICE CREAMS, INC.
                          2000 HAMILTON STREET, #520
                     PHILADELPHIA, PENNSYLVANIA 19130-3883

                          ---------------------------

                             INFORMATION STATEMENT

                          ---------------------------


THE AMENDMENT

       The Company's Board of Directors (the "Board") has approved a proposal to amend the Company's Certificate of Incorporation to increase the number of shares of authorized common stock from 5,000,000 shares, par value $0.01 per share, to 500,000,000 shares and preferred stock from 500,000 shares, par value $0.01 per share, to 10,000,000 shares.

       The Board believes that it is advisable and in the Company's best interests to have available additional authorized but unissued shares of common stock and preferred stock, in an amount adequate to provide for the Company's future needs. The additional shares of common stock and preferred stock to be authorized by the Amended Certificate will be available for issuance from time-to-time by the Company in the discretion of the Board, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. While the Board will exercise its prudent judgment as to any issuances of common stock or preferred stock in the future, any such issuance would dilute the percentage holdings of all current stockholders.

       The increase in authorized common stock and preferred stock will become effective upon the filing of the Amended Certificate with the Delaware Secretary of State, which the Company anticipates will be on or about April 14, 2003. The Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, not to proceed with the increase of the authorized capital stock of the Company if, at any time prior to filing the Amended Certificate with the Secretary of State of Delaware, the Board, in its sole discretion, determines that the increase in the authorized capital stock of the Company is no longer in the best interests of the Company and its stockholders.

VOTE REQUIRED

       The vote which was required to approve the Amended Certificate was the affirmative vote of the holders of a majority of the Company's voting capital stock. Each holder of the Company's Common Stock is entitled to one (1) vote for each share held. As of March 10, 2003, the Company had issued and outstanding 3,200,000 shares of Common Stock for the purpose of determining stockholders entitled to receive this Information Statement.

VOTE OBTAINED -- SECTION 228 OF THE DELAWARE GENERAL CORPORATION LAW

       Section 228 of the Delaware General Corporation Law (the "Delaware GCL") provides that the written consent of the holders of the outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. Pursuant to Section 242 of the Delaware GCL and the Bylaws of the Company, a majority of the outstanding shares of voting capital stock entitled to vote thereon is required in order to amend the Certificate of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the amendment of the Certificate of Incorporation as early as possible, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority in interest of the voting capital stock of the Company. On March 10, 2003, the holders of 1,759,882 shares of Common Stock, representing approximately 55% of the total issued and outstanding shares of

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Common Stock, executed written consents approving the Amended Certificate.
Accordingly, the Company's stockholders will not be asked to take action on the Amended Certificate at any future meeting.

       Pursuant to Section 228 of the Delaware GCL, the Company is required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Information Statement is intended to provide such notice.

DISSENTERS' RIGHTS OF APPRAISAL

       The Delaware GCL does not provide for dissenters' rights of appraisal in connection with an amendment to certificate of incorporation authorizing or increasing authorized shares of any class or series.

ADDITIONAL INFORMATION

       The Company is "incorporating by reference" a Form 8-K, which the Company will file with the SEC within ten (10) days of the filing of the Amended Certificate with the Delaware Secretary of State. The Form 8-K will contain the complete text of the Amended Certificate. Once the Form 8-K is filed, any stockholder of the Company will be able to obtain copies of such document by contacting the SEC, retrieving copies from the SEC's Internet World Wide Web site at "http://www.sec.gov" or by contacting the Company. You may obtain any current documents mentioned in this Information Statement by requesting them in writing or by telephone to the following: Jeremy's Microbatch Ice Creams, Inc., 2000 Hamilton Street, #520, Philadelphia, Pennsylvania 19130-3883, Attention: Corporate Secretary, (215) 893-3662.

       Documents which may be incorporated by reference after the date of this Information Statement are available from the Company without charge, excluding all exhibits unless specifically incorporated by reference as an exhibit to this Information Statement. If you request documents from the Company, they will be mailed to you by first class mail or other equally prompt means within five business days of the receipt of your request.

By order of the Board of Directors,


/s/ William Tay
-----------------------------------
William Tay, President
Philadelphia, Pennsylvania
March 24, 2003